UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): July 6, 2017

Integral Technologies, Inc.

(Exact Name of Company as Specified in Charter)

Nevada	000-28353	98-0163519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2605 Eastside Park Road Suite 1, Evansville, Indiana	47715
(Address of principal executive offices)	(Zip Code)

Company’s telephone number, including area code: (812) 550-1770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01 Changes in Company’s Certifying Accountant

On July 6, 2017, Baker Tilly Virchow Krause, LLP (“Baker”) resigned as the independent registered public accounting firm for Integral Technologies, Inc. (the “Company”) for the fiscal year ending June 30, 2017. The resignation was accepted by the Company’s board of directors on July 6, 2017.

Except as noted in the paragraph immediately below, Baker’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended June 30, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The reports of Baker on the Company's financial statements as of and for the years ended June 30, 2016 and 2015 contained explanatory paragraphs which noted that there was substantial doubt as to the Company's ability to continue as a going concern as the Company has negative working capital that raises doubt about its ability to continue as a going concern.

During the fiscal years ended June 30, 2016 and 2015, and the subsequent interim period through July 6, 2017, the date of Baker’s resignation, there were (i) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and Baker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Baker’s satisfaction, would have caused Baker to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

The Company provided Baker with a copy of the disclosures it is making in this Current Report on Form 8-K. The Company requested that Baker furnish a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the statements made herein. A copy of Baker’s letter dated July 12, 2017 is attached as Exhibit 16.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter from Baker Tilly Virchow Krause, LLP dated July 12, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRAL TECHNOLOGIES, INC.

Dated: July 12, 2017	By:	/s/ Doug Bathauer
	Name:	Doug Bathauer
	Title:	Chief Executive Officer